Chanticleer Holdings Conducts Annual Meeting of Shareholders

CHARLOTTE, NC – August 12, 2013 - Chanticleer Holdings, Inc. (NASDAQ: HOTR) (“Chanticleer” or “the Company”), a franchisee of international Hooters® restaurants and a minority owner in the privately held parent company of the Hooters® brand, Hooters of America, (“HOA”), held its Annual Meeting of Shareholders at 9:00 a.m. on August 9, 2013. Each of the proposals submitted for shareholder approval, as set out in the Company’s definitive Proxy Statement, was approved.

Notably, the Shareholders:

▪	Reelected Mike Pruitt (Chairman), Keith Johnson, Michael Carroll, Russell Page, and Paul Moskowitz as members of the Board of Directors of the Company;
▪	Ratified the selection of Marcum, LLP as the Company’s registered public accounting firm for the fiscal year ending December 31, 2013;
▪	Approved, in a non-binding advisory vote, the compensation for the Company’s Named Executive Officers; and
▪	Approved, in a non-binding advisory vote, the frequency of every one year for future advisory votes on the compensation paid to the Named Executive Officers.

About Chanticleer Holdings, Inc.

Chanticleer Holdings (HOTR) is a franchisee of international Hooters® restaurants is focused on expanding the Hooters® casual dining restaurant brand in international emerging markets. Chanticleer currently owns in whole or part of the exclusive franchise rights to develop and operate Hooters restaurants in South Africa, Hungary and parts of Brazil, and has joint ventured with the current Hooters franchisee in Australia, while evaluating several additional international opportunities. The Company currently owns and operates in whole or part of six Hooters restaurants in its international franchise territories: Durban, Johannesburg, Cape Town and Emperor's Palace in South Africa; Campbelltown in Australia; and Budapest in Hungary. Chanticleer maintains a minority ownership stake in Hooters of America and its CEO, Mike Pruitt, is also a member of Hooters' Board of Directors. Hooters of America is an operator and the franchisor of over 430 Hooters® restaurants in 28 countries.

For further information, please visit www.chanticleerholdings.com

Facebook: www.Facebook.com/ChanticleerHOTR

Twitter: www.Twitter.com/ChanticleerHOTR

For further information on Hooters of America, visit www.Hooters.com

Facebook: www.Facebook.com/Hooters

Twitter: http://Twitter.com/Hooters

Forward-Looking Statements:

Any statements that are not historical facts contained in this release are "forward-looking statements" as that term is defined under the Private Securities Litigation Reform Act of 1995 (PSLRA), which statements may be identified by words such as "expects," "plans," "projects," "will," "may," "anticipates," "believes," "should," "intends," "estimates," and other words of similar meaning. Such forward-looking statements are based on current expectations, involve known and unknown risks, a reliance on third parties for information, transactions or orders that may be cancelled, and other factors that may cause our actual results, performance or achievements, or developments in our industry, to differ materially from the anticipated results, performance or achievements expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from anticipated results include risks and uncertainties related to the fluctuation of global economic conditions, the performance of management and our employees, our ability to obtain financing or required licenses, competition, general economic conditions and other factors that are detailed in our periodic reports and on documents we file from time to time with the Securities and Exchange Commission. The forward-looking statements contained in this press release speak only as of the date the statements were made, and the companies do not undertake any obligation to update forward-looking statements. We intend that all forward-looking statements be subject to the safe-harbor provisions of the PSLRA.

Contact:

Chanticleer Holdings, Inc.

Mike Pruitt

Chairman/CEO

Phone: 704.366.5122 x 1

mp@chanticleerholdings.com